UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

DYNEX CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-9819	52-1549373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

(804) 217-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	DX	New York Stock Exchange

8.50% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	DXPRA	New York Stock Exchange

7.625% Series B Cumulative Redeemable Preferred Stock, $0.01 par value	DXPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On February 13, 2020, Dynex Capital, Inc. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Keefe, Bruyette & Woods, Inc., acting as representatives of the several underwriters listed on Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell an aggregate of 4,000,000 shares (the “Underwritten Shares”) of 6.900% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”), par value $0.01 per share, with a liquidation preference of $25.00 per share, in an underwritten public offering (the “Offering”). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 600,000 shares of Series C Preferred Stock on the same terms and conditions ( the “Option Shares” and together with the Underwritten Shares, the “Shares”). The Shares have been established by Articles of Amendment to the Restated Articles of Incorporation of the Company, effective February 18, 2020 (the “Articles of Amendment”).

In the Underwriting Agreement, the Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities. The issuance and sale of the Underwritten Shares and, if applicable, the Option Shares is expected to close on or about February 21, 2020, subject to satisfaction of customary closing conditions. The Company’s total net proceeds from the Offering, after deducting the underwriting discount (before estimated expenses) are expected to be approximately $96.85 million.

The Company plans to use the net proceeds it receives from the Offering to redeem all of its outstanding 8.50% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”) and for general corporate purposes, which may include, among other things, repayment of maturing obligations, capital expenditures and working capital.

The Offering is being conducted pursuant to the Company’s prospectus supplement dated February 13, 2020, in the form filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2020 pursuant to Rule 424(b), which supplements the Company’s prospectus filed with the SEC as part of the Company’s Registration Statement on Form S-3 (File No. 333-222354), which was declared effective by the SEC on June 28, 2018.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated by reference into this Item 1.01.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Mayer Brown LLP, with respect to the legality of the Shares and as Exhibit 8.1 hereto an opinion of Mayer Brown LLP with respect to certain tax matters.

Item 3.03.	Material Modifications to Rights of Security Holders.

Redemption of Series A Preferred Stock and Partial Redemption of Series B Preferred Stock

On February 13, 2020, the Company mailed a notice of redemption to the holders of its Series A Preferred Stock (the “Series A Redemption Notice”), calling for redemption all 2,300,000 issued and outstanding shares of the Series A Preferred Stock. Pursuant to this redemption, on March 14, 2020, each share of Series A Preferred Stock will be cancelled and represent solely the right to receive cash in the amount stated in the Series A Redemption Notice. The redemption of the Series A Preferred Stock is conditioned upon the closing of the Offering. On February 14, 2020, the Company mailed a notice of redemption to the holders of its 7.625% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock” and such notice, the “Series B Redemption Notice”), calling for redemption $47,500,000 of the Series B Preferred Stock. Pursuant to this redemption, on March 16, 2020, the shares of Series B Preferred Stock to be redeemed shall be selected for redemption on a pro rata basis (as nearly as may be practicable without creating fractional shares) and such shares will be cancelled and represent solely the right to receive cash in the amount stated in the Series B Redemption Notice. The office of the registrar, transfer agent, redemption agent and disbursing agent for the Series A Preferred Stock and the Series B Preferred Stock is as follows: Computershare Trust Company, N.A., Attn: Corporate Actions, P.O. Box 43014, Providence, RI 02940-3014. For questions regarding the Series A Redemption Notice and the Series B Redemption Notice, as applicable, investors should contact Computershare Trust Company, N.A. at 800-546-5141 or the Company at 804-217-5897. Copies of the Series A Redemption Notice and the Series B Redemption Notice are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Series C Preferred Stock

In connection with the Offering, the Company filed the Articles of Amendment with the Virginia State Corporation Commission, which became effective on February 18, 2020. The Articles of Amendment designate 4,600,000 shares of the Company’s authorized but unissued preferred stock as shares of the Company’s 6.900% Series C Preferred Stock with the terms, including preferences, limitations and relative rights, set forth in the Articles of Amendment.

The Articles of Amendment provide that the Company will pay, when and as declared by its Board of Directors out of funds legally available for that purpose, quarterly cumulative dividends on the Series C Preferred Stock, in arrears, on January 15, April 15, July 15 and October 15 of each year (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) commencing April 15, 2020 to holders of record on the applicable record date (i) from, and including, the date of original issuance to, but excluding, April 15, 2025, at a fixed rate equal to 6.900% of the $25.00 liquidation preference per share of the Series C Preferred Stock per annum and (ii) from and including April 15, 2025, at a floating rate equal to three-month LIBOR plus a spread of 5.461% per annum of the $25.00 liquidation preference per share of the Series C Preferred Stock per annum..

The Series C Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Company, (i) senior to all classes or series of the Company’s common stock and to all other equity securities issued by the Company other than equity securities referred to in clauses (ii) and (iii) of this sentence, (ii) on a parity with the Series B Preferred Stock and all equity securities issued by the Company with terms specifically providing that those equity securities rank on a parity with the Series C Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon any liquidation, dissolution or winding up of the Company, including the Series B Preferred Stock (assuming all of the Company’s outstanding Series A Preferred Stock is redeemed using the net proceeds from the Offering), (iii) junior to all equity securities issued by the Company with terms specifically providing that those equity securities rank senior to the Series C Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon any liquidation, dissolution or winding up of the Company, and (iv) junior to all of our existing and future indebtedness (including indebtedness convertible to the Company’s common stock or preferred stock), including under repurchase agreements, and effectively junior to the indebtedness of the Company’s existing subsidiaries and any future subsidiaries.

The Series C Preferred Stock is not redeemable prior to April 15, 2025, except upon a “Change of Control” (as defined in the Articles of Amendment), and except that the Company may purchase or redeem shares of the Series C Preferred Stock to preserve the Company’s qualification as a real estate investment trust (“REIT”) for federal income tax purposes or to protect the tax status of one or more real estate mortgage conduits (“REMICs”) in which the Company has acquired or plans to acquire an interest or avoid the direct or indirect imposition of a penalty tax on the Company.

On and after April 15, 2025, the Company may, at its option, redeem any or all of the shares of the Series C Preferred Stock at $25.00 per share plus any accumulated and unpaid dividends to, but not including, the redemption date. In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem any or all of the shares of Series C Preferred Stock within 120 days after the first date on which such Change of Control occurred at $25.00 per share plus any accumulated and unpaid dividends to, but not including, the redemption date.

Upon the occurrence of a Change of Control, each holder of Series C Preferred Stock will have the right (subject to the Company’s election to redeem the Series C Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles of Amendment)) to convert some or all of the Series C Preferred Stock held by such holder into a number of shares of the Company’s common stock per share of Series C Preferred Stock determined by formula, in each case, on the terms and subject to the conditions described in the Articles of Amendment, including provisions for the receipt, under specified circumstances, of alternative consideration.

The Series C Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of Series C Preferred Stock.

The restrictions on ownership and transfer in Article VI and Article VII of the Restated Articles of Incorporation apply to the Series C Preferred Stock in order to protect the Company’s status as a REIT for federal income tax purposes, and to protect the tax status of one or more REMICs in which the Company has acquired or plans to acquire an interest or to avoid the direct or indirect imposition of a penalty tax on the Company.

Holders of Series C Preferred Stock generally have no voting rights. However, whenever dividends on any shares of Series C Preferred Stock are in arrears for six or more quarterly dividend periods, whether or not consecutive, the number of directors constituting the Company’s Board of Directors will be automatically increased by two (if not already increased by two by reason of the election of directors by the holders of any other class or series of preferred stock the Company may issue upon which like voting rights have been conferred and are exercisable and with which the Series C Preferred Stock is entitled to vote as a voting group with respect to the election of those two directors) and the holders of Series C Preferred Stock (voting separately as a voting group with all other classes or series of preferred stock the Company may issue upon which like voting rights have been conferred and are exercisable (including holders of the Series B Preferred Stock, if applicable) and which are entitled to vote as a voting group with the Series C Preferred Stock in the election of those two directors) will be entitled to vote for the election of those two additional directors. Such voting rights will continue until all dividends accumulated on the Series C Preferred Stock for all past dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment.

Holders of Series C Preferred Stock have limited voting rights in certain other circumstances as delineated in the Articles of Amendment.

On each matter on which holders of Series C Preferred Stock are entitled to vote, each share of Series C Preferred Stock will be entitled to one vote, except that when shares of any other class or series of preferred stock have the right to vote with the Series C Preferred Stock as a single voting group on any matter, the Series C Preferred Stock and the shares of each such other class or series will have one vote for each $25.00 of liquidation preference (excluding accumulated dividends).

As of the date of this Current Report on Form 8-K, there are 2,300,000 shares of Series A Preferred Stock and 4,488,330 shares of Series B Preferred Stock outstanding. The Company has no other outstanding preferred stock.

A copy of the Articles of Amendment and a specimen of Series C Preferred Stock certificate are filed as Exhibits 3.1 and 4.1, respectively, hereto and incorporated herein by reference. The description of the terms of the Articles of Amendment in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles of Amendment set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

Press Releases

On February 13, 2020, the Company issued a press release announcing the launch of the Offering and the full redemption of its Series A Preferred Stock.

On February 13, 2020, the Company issued a press release announcing the pricing of the Offering.

On February 14, 2020, the Company issued a press release announcing the partial redemption of its Series B Preferred Stock.

Copies of these press releases are attached as Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, respectively, and are hereby incorporated by reference into this Item 7.01. These press releases shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5 shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Statements in this 8-K Form that are not historical facts, including statements relating to the Offering, the expected net proceeds from the Offering, the Company’s intended use of proceeds from the Offering, the full redemption of the Series A Preferred Stock and the partial redemption of the Series B Preferred Stock and other statements that use words such as “expect,” “intend,” “may,” “plan,” “will,” “would” and similar terms, are “forward-looking statements” that involve risks and uncertainties. For a discussion of other risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K and other reports filed with the SEC. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 13, 2020, by and between the Company, on the one hand, and J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Keefe, Bruyette & Woods, Inc., acting as representatives of the underwriters named therein, on the other hand.
3.1	Articles of Amendment to the Restated Articles of Incorporation of the Company, effective February 18, 2020 (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 8-A filed February 18, 2020).
4.1	Specimen of 6.900% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form 8-A filed February 18, 2020).
5.1	Opinion of Mayer Brown LLP with respect to the legality of the shares.
8.1	Opinion of Mayer Brown LLP with respect to certain tax matters.
23.1	Consent of Mayer Brown LLP (included in Exhibits 5.1 and 8.1).
99.1	Conditional Notice of Redemption of the Series A Cumulative Redeemable Preferred Stock.
99.2	Notice of Redemption of the Series B Cumulative Redeemable Preferred Stock.
99.3	Press Release Announcing Launch of the Offering and Full Redemption of Series A Preferred Stock, dated February 13, 2020.
99.4	Press Release Announcing Pricing of the Offering, dated February 13, 2020.
99.5	Press Release Announcing Partial Redemption of Series B Preferred Stock, dated February 14, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date: February 18, 2020	By:	/s/ Stephen J. Benedetti
	Name:	Stephen J. Benedetti
	Title:	Executive Vice President, Chief Financial Officer
and Chief Operating Officer